WORLD FUNDS TRUST

Applied Finance Dividend Fund

Investor Class Ticker: AFADX

Institutional Class Ticker: AFVDX

Supplement dated July 2, 2020
To the Summary Prospectus and Prospectus dated August 31, 2019

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The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved an Agreement and Plan of Reorganization and Termination whereby the Applied Finance Dividend Fund (the “Target Fund”), a series of the Trust, will reorganize and merge into the Applied Finance Core Fund (the “Survivor Fund”), also a series of the Trust (the “Reorganization”). The Reorganization will be structured as a tax-free reorganization for federal tax purposes. Following the Reorganization, the Target Fund will be terminated and cease operations as a separate series of the Trust. The Reorganization is expected to take effect on or about August 1, 2020, or as soon as possible thereafter.

Applied Finance Advisors, LLC (the “Adviser”) is the investment adviser to both the Target Fund and the Survivor Fund. The Adviser will continue to serve as the investment adviser to the Survivor Fund following the Reorganization and has committed to maintaining the expense limitation arrangements that are in place for the Survivor Fund until August 31, 2021. Similarly, the Board and all other service providers to the Survivor Fund will remain in place immediately following the Reorganization.

Until the Reorganization takes effect, the Adviser will continue to actively invest the Target Fund’s assets in accordance with its investment objective and policies. Shareholders of the Target Fund may redeem their investments as described in the Target Fund’s Prospectus.

In the next few weeks, shareholders of record of the Target Fund will receive a Combined Prospectus/Information Statement with respect to the proposed Reorganization. A more complete description of the Reorganization, including the differences in investment strategies and fees and expenses, as well as information regarding the factors the Board considered in approving the Reorganization, will be provided in the Combined Prospectus/Information Statement. No shareholder approval or action on your part is necessary to effect the Reorganization.

If you have questions or need assistance, please contact your financial advisor directly or the Applied Finance Funds’ toll-free at 1-800-673-0050.

This Supplement and the existing Summary Prospectus and Prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Summary Prospectus and Prospectus have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Applied Finance Funds toll-free at 1-800-673-0050.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE